..                                 EXHIBIT 99.2
                                 ------------

                 The Confirmation, dated as of march 30, 2006

[GRAPHIC OMITTED][GRAPHIC OMITTED]

Date:                   30 March 2006

To:                     UBS Real Estate Securities, Inc. ("Counterparty")

Attention:              Swaps Administration

From:                   UBS AG, London Branch ("UBS AG")

Subject:                Interest Rate Cap Transaction
                        UBS AG Ref: 37324494
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

UBS, Counterparty and The Bank of New York, not in its individual capacity, but solely as Trustee for CWALT, Inc. Alternative Loan Trust 2006-12CB (the "Transferee") have entered into an assignment agreement (the "Assignment Agreement") relating to this Transaction. Upon payment of the Fixed Amount and satisfaction of any other conditions described herein, as of March 30, 2006 (the "Transfer Date"), under the terms of the Assignment Agreement, among other things, Counterparty will transfer its interest as Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon Transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee. As of the date of such Transfer, the Transferee and UBS will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections and modifications that are provided in this Confirmation. As of the date of such Transfer, as between the Transferee and UBS, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement. All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                    30 March 2006


UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

Effective Date                 30 March 2006


Termination Date:              25 March 2009

Calculation Amount:            USD 20,000,000.00

With respect to each Calculation Amount, the lesser of:

(i) the amount set forth for such Calculation Period in the Amortizing Schedule below and (ii) the aggregate Certificate Principal Balance of the Class A-3 certificates (the "Certificates") immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc. as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee).

Seller of the Cap:             UBS AG

Buyer of the Cap:              Counterparty

Calculation Agent:             UBS AG ; provided, however, that if an Event of
                               Default occurs where UBS AG is the Defaulting
                               Party, and such Event of Default remains in effect, then Counterparty may appoint a financial institution that is a Reference Market-maker to act as the Calculation.

Business Days:                 New York

Broker:                        None

Fixed Amounts

Fixed Rate Payer:              Counterparty

Fixed Amount:                  USD 300,000.00

Fixed Rate Payer Payment Date: 30 March 2006

Business Day Convention:       Not Applicable

Floating Amounts
----------------

Floating Rate Payer:           UBS AG

Cap Rate:                      4.75 percent per annum

Floating Amount:               To be determined in accordance with the following
                               formula:
                               Greater of
                               (1)  Calculation  Amount * Floating  Rate Day
                               Count
                               Fraction * (Floating Rate Option - Cap Rate) and
                               (2) 0

UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

Floating Rate Option:          USD-LIBOR-BBA

Designated Maturity:           One Month

Spread:                        None

Floating Rate Day Count        30/360
Fraction:

Floating Rate Payer Period     25 January, 25 February,  25 March, 25 April, 25
End Dates:                     May, 25 June, 25 July, 25 August,  25 September,
                               25 October, 25 November and 25 December, in each year, from and including 25 April 2006, up to and including the Termination Date, subject to no adjustment

Floating Rate Payer Payment    Early   Payment   shall   be   applicable.   The
Dates:                         Floating  Rate Payer  Payment Dates shall be two
                               Business  Days prior to each Floating Rate Payer
                               Period End Date.

Reset Dates:                   First day of each Calculation Period.

Business Day Convention:       Modified Following


Reset Dates:                   First day of each Calculation Period.

Business Day Convention:       Modified Following

Additional Provisions:

(i) "Specified Entity" means in relation to UBS AG and Counterparty for the purpose of: --

          Section 5(a)(v),   Not Applicable
          Section 5(a)(vi),  Not Applicable
          Section 5(a)(vii), Not Applicable
          Section 5(b)(iv),  Not Applicable

(ii) "Specified Transaction" will be inapplicable to UBS AG and the Counterparty.

(iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v) The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.


UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

(ix) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of
          Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

          The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(xi) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xii) Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY'S ENTERING INTO THIS AGREEMENT.

(xiii) Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.


UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

(xiv) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xv) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(xvi) Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Certificates have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Bank of New York, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii) The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word "third" shall be replaced by he word "first" in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under Section 5(a)(i) if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from the other party of such failure to pay.

(xvii)    Multibranch Party. For the purpose of Section 10(c) of the
          Agreement:

          (i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries:
                    England and Wales, France, Hong Kong, United States of America, Singapore, Sweden and Switzerland.

          (ii)      Counterparty is not a Multibranch Party.

(xix) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

          (i)       Market Quotation will apply.

          (ii)      The Second Method will apply.

(xx) Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.



UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

(xxi) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Permitted Assignment: For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Transfer under the Assignment Agreement.

(xxiii) Payer Tax Representations: For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(xxiv) Payee Tax Representations: For the purpose of Section 3(f) of the Master Agreement, the Counterparty makes the following representation:

          (1) To the extent that the Counterparty is UBS Real Estate Securities, Inc. the Counterparty is incorporated under the laws of the State of Delaware and regarded as a corporation for U.S. Federal income tax purposes.

          (2) To the extent that the Counterparty is the Transferee, the counterparty is a common law trust formed under the laws of the State of New York and regarded as a grantor trust owned proportionately by the holders of the Class A-3 Certificateholders in CWALT, Inc. Alternative Loan Trust 2006-12CB.


(xxv)     Agreement to Deliver Documents:

For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

          (a) Tax forms, documents or other certificates to be delivered are: Party required Date by which to deliver
                    Form/Document/Certificate to be delivered document




UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

Party required                                          Date by which to be
to deliver              Form/Document/Certificate       delivered
document
UBS AG and              Any form or document            Promptly upon
Counterparty            required or reasonably          reasonable demand by
                        requested to allow the          the other party.
                        other party to make
                        payments without any
                        deduction or
                        withholding for or on
                        account of any Tax, or
                        with such deduction or
                        withholding at a
                        reduced rate.

Counterparty            To the extent that the          (i) Upon execution
                        Counterparty is the             and delivery of this
                        Transferee, one duly            Confirmation; with
                        executed and completed          such form to be
                        U.S. Internal Revenue           updated as required
                        Service Form W-9 (or            under applicable
                        successor thereto)              U.S. Treasury
                        executed by such party          Regulations; (ii)
                        or parties as may be            promptly upon demand
                        required under                  by UBS AG and (iii)
                        applicable U.S.                 promptly upon
                        Treasury Regulations.           learning that any
                                                        Form W-9 (or any
                                                        successor thereto)
                                                        has become obsolete
                                                        or incorrect.
Counterparty            To the extent that the
                        Counterparty is UBS
                        Real Estate Securities,
                        Inc., one duly executed
                        and completed U.S.
                        Internal Form W-9 (or
                        successor thereto)
                        executed by such party
                        or parties as may be
                        required under
                        applicable U.S.
                        Treasury Regulations.

(b) Other documents to be delivered are:

Party required to     Form/Document/            Date by which to  Covered by Section
deliver document      Certificate               be delivered      3(d) Representation

UBS AG                Any documents             Upon the          Yes
                      required by the           execution and
                      receiving party to        delivery of
                      evidence the              this
                      authority of the          Agreement and
                      delivering party for      such
                      it to execute and         Confirmation
                      deliver this
                      Confirmation and to
                      evidence the
                      authority of the
                      delivering party to
                      perform its
                      obligations under
                      this Agreement or
                      the

UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb



                      Transaction
                      governed by this
                      Confirmation

UBS AG                A certificate of an       Upon the          Yes
                      authorized officer        execution and
                      of the party, as to       delivery of
                      the incumbency and        this
                      authority of the          Confirmation
                      respective officers
                      of the party signing
                      this Confirmation


(xxvi)      Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx)    Account Details for UBS
AG:
Currency:                 USD
Correspondent Bank:       UBS AG, STAMFORD BRANCH
Swift Address:            UBSWUS33XXX
Favour:                   UBS AG LONDON BRANCH
Swift Address:            UBSWGB2LXXX
Account No:               101-wa-140007-000
Further Credit To:
Swift Address:



UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

(xxvii) Offices
---------------

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is New
    York



Contact Names at UBS AG:
------------------------

Pre Value Payments:       Pre Value Payment             203.719.1110
                          Investigations:
Post Value Payments:      Post Value Payment            203.719.1110
                          Investigations:
Confirmation Queries:     Confirmation Control:         203.719.3733
ISDA  Documentation:      Credit Risk Management:       203.719.4747
Swift:                    UBSWGB2L
Fax:                      203.719.0274
Address:                  UBS AG
                          677 Washington Blvd
                          Stamford CT 06901

Address for notices or communications to the Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: AnnMarie Cassano
Telephone: 212-815-4800
Telephone: 212-815-6019
Fax: 212-815-3986
Email: acassano@bankofny.com


Payments to Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
New York, NY
ABA#: 021-000-018
GLA#: 111-565
For Further Credit: TAS A/C 580467
Attn: Arthur Rea
Telephone: 212-815-6093





UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch


By:    /s/ Jonathan Moss                By:    /s/ Jonathan McTernan
       ------------------                      ----------------------
Name:  Jonathan Moss                    Name:  Jonathan McTernan
Title: Director                         Title: Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:

Name :   /s/ Peter Slagowitz                 /s/ Sameer Tikoo
         -------------------                 ---------------------
Title :  Managing Director                   Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.







UBS AG Ref Transaction:    37324494
Assigned Ref Transaction:  37328408
Re: CWALT 2006-12cb